Exhibit 99


                                 CERTIFICATIONS

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-K for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Groteke, President, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes- Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 10, 2002


                                        /s/ Walter M. Groteke
                                        Walter M. Groteke
                                        Chairman of the Board, President
                                        and Chief Executive Officer



            Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-K for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 10, 2002

                                        /s/ Peter C. Castle
                                            Peter C. Castle
                                            Secretary and Treasurer
                                            Chief Financial Officer and
                                            Chief Accounting Officer



[PARAGRAPHS 4, 5 AND 6 ARE OMITTED PURSUANT TO THE TRANSITION PROVISIONS OF SECURITIES EXCHANGE ACT OF 1934 RELEASE 34-46427 BECAUSE THIS ANNUAL REPORT ON FORM 10-K COVERS A PERIOD ENDED PRIOR TO THE EFFECTIVE DATE OF RULE 13A-14.]